SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

                     (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Sections 240.14a-11(c) or 240.14a-12

              PREMIER CAPITAL GROWTH FUND, INC.
 -----------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

              PREMIER CAPITAL GROWTH FUND, INC.
-------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
   or Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule
   14a-6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

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PRELIMINARY COPY

              PREMIER CAPITAL GROWTH FUND, INC.


          NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of

       PREMIER CAPITAL GROWTH FUND, INC.

       A Special Meeting of Stockholders of Premier Capital Growth Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Wednesday, November 29, 1995 at 10:00 a.m. for the following purposes:

 1. To approve an Amendment and Restatement of the Fund's Charter to:
            a. Authorize the issuance of additional classes of shares of the Fund.

            b.   Revise the Corporate Purposes and Powers clause.

            c. Establish that one-third of the Fund's outstanding shares constitutes a quorum.

            d. Revise the liability and indemnification provisions to reflect current Maryland law.

            e.   Delete the Valuation of Fund Assets clause.

       2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Stockholders of record at the close of business on October 6, 1995 will be entitled to receive notice of and to vote at the meeting.
                                   By Order of the Board of Directors

                                                       John E. Pelletier
                                                          Secretary

New York, New York
October 9, 1995

                    WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.
CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PRELIMINARY COPY

                      PREMIER CAPITAL GROWTH FUND, INC.

                               PROXY STATEMENT


                       SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON NOVEMBER 29, 1995

            This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Premier Capital Growth Fund, Inc. (the "Fund") to be used at the Special Meeting of Stockholders of the Fund to be held on Wednesday, November 29, 1995 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Meeting of Stockholders. Stockholders of record at the close of business on October 6, 1995 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 35,415,704.303 shares of the Fund's common stock outstanding as of September 5, 1995.

            It is estimated that proxy materials will be mailed to stockholders of record on or about October 6, 1995. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK, 11556-0144, OR BY CALLING TOLL-FREE 1-800-645-6561.

     PROPOSAL:    APPROVAL OF AN AMENDMENT AND RESTATEMENT
                        OF THE FUND'S CHARTER

            The Board of Directors has approved and recommends that stockholders approve a comprehensive amendment and restatement of the Fund's Articles of Incorporation, as amended (the "Charter"). A copy of the proposed amendment to the Charter in the form being presented for approval, and as approved by the Board of Directors, is set forth as Exhibit A to this proxy statement. A composite of all provisions of the Fund's Charter currently in effect is set forth as Exhibit B to this proxy statement. Certain material differences are described below. Stockholders are urged to review Exhibits A and B carefully. The Board of Directors believes that the proposed amendment to the Charter is in the best interests of the Fund and stockholders.

(A)  ISSUANCE OF ADDITIONAL CLASSES OF SHARES

            The Fund's Charter currently provides for the issuance of one class of shares with each share representing an equal proportionate interest in the Fund. The Fund's Board of Directors recommends that Article FIFTH of the Charter be amended to permit the Directors, without further stockholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Directors may determine, to the extent permitted under the Investment Company Act of 1940, as amended (the "Act").

            The purpose of the amendment would be to permit the Fund to take advantage of alternative methods of selling Fund shares. The Board of Directors believes that providing investors with alternative methods of purchasing Fund shares would (i) enable investors to choose the purchasing method which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund thus benefiting stockholders by increasing investment flexibility for the Fund and reducing operating expense ratios due to economies of scale; (ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

            If this amendment to the Fund's charter is approved by stockholders, the Fund currently intends to offer four classes of shares--- Class A, Class B, Class C and Class R. The currently existing class of shares will be designated as Class A. Each Fund share, regardless of Class, will continue to represent an identical pro rata interest in the Fund's investment portfolio.

            Class A shares would be sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. Beneficial owners of Fund shares held in a Fund account on December 31, 1995, however, will continue to be subject to the existing sales load schedule on all future purchases of Fund shares. Class A shares would be subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A pursuant to a Shareholder Services Plan described below.

            Class B shares would be sold at net asset value per share with no initial sales charge at the time of purchase. Class B shares would be subject to a maximum 4% contingent deferred sales charge ("CDSC"), which would be assessed only if the investor redeemed Class B shares within six years of purchase. These shares would be subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares would be subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B pursuant to a Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Act. Approximately six years after the date of purchase, Class B shares automatically would convert to Class A shares, based on the relative net asset values for shares of each such Class, and would no longer be subject to the distribution fee. Class B shares acquired through the reinvestment of dividends and distributions would be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

            Class C shares would be sold at net asset value per share with no initial sales charge at the time of purchase. Class C shares would be subject to a 1% CDSC, which would be assessed only if the investor redeemed Class C shares within one year of purchase. These shares also would be subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. Class C shares will not have a conversion feature.

            Class R shares would be sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares would not be offered directly to individuals, although eligible institutions would be permitted to purchase Class R shares for accounts maintained by individuals. Class R shares would not be subject to an annual service fee or distribution fee.

            As indicated above, Class A, Class B and Class C shares would be subject to a Shareholder Services Plan. Under the Shareholder Services Plan, the Fund would pay its distributor, Premier Mutual Fund Services, Inc., for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Fund currently reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, the Fund's investment adviser, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of these services pursuant to a Shareholder Services Plan which will be terminated.

            Each class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund. All classes of shares will vote together as a single class at meetings of stockholders, except that shares of a class which is affected by any matter in a manner materially different from shares of other classes will vote as a separate class and holders of shares of a class not affected by a matter will not vote on that matter.


            Each of the remaining changes described below is being made to standardize the provisions of the Fund's Charter with those of other funds in the Dreyfus Family of Funds that are organized as Maryland corporations.

(B)  CORPORATE PURPOSES AND POWERS

            The purposes for which the Fund was formed are described in Article THIRD of the current Charter. The proposed amendment to Article THIRD would generally update and expand the description of the Fund's business purpose to include certain instruments which are currently available for investment by the Fund. The amendment would not affect the Fund's investment objective or management policies. The amendment, however, would give the Fund the flexibility to take advantage of investment opportunities currently available and those which may be available in the future.

(C)  QUORUM

            The Board recommends amending the Charter to provide that the presence in person or by proxy of the holders of one-third of the shares of the Fund's stock entitled to vote would constitute a quorum at any meeting of stockholders. Currently, the Charter is silent as to quorum. Under Maryland law, unless the charter of a corporation provides otherwise, a majority of all votes entitled to be cast at a stockholders' meeting constitutes a quorum. Establishing that one-third of the Fund's outstanding shares constitutes a quorum should enable the Fund to conduct future stockholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of the Fund's shares in order to achieve a quorum. The amendment would not affect the number of shares required to adopt proposals under Maryland law or the Act.

(D)  LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

            After the Fund was organized, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its directors and officers under certain circumstances and to broaden the indemnification which a Maryland corporation may make available to its directors and officers. The Fund's Board of Directors has approved and recommends that stockholders approve an amendment to the Fund's Charter to reflect current Maryland law.

            Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers.

            The proposed amendment to the Charter would provide that to the fullest extent permitted by Maryland law, but subject to the provisions of the Act and related limitations described below, no director or officer of the Fund shall have any liability to the Fund or its stockholders for money damages. The proposed amendment would provide, however, that it would not protect or purport to protect any director or officer of the Fund
(i) against any liability for noncompliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Act or of any valid rule, regulation or order of the Securities and Exchange Commission ("SEC") under said Acts, or (ii) against any liability to the Fund or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). The Act provides that the articles of incorporation of an investment company may not contain any provision which so protects or purports to protect any director or officer of an investment company with respect to such disabling conduct. The proposed amendment also would require that, subject to the provisions of the Act and such provisions with respect to disabling conduct, the Fund indemnify and advance expenses to its directors and officers to the fullest extent that indemnification of directors is permitted by Maryland law. The amendment would amend the existing Article SEVENTH of the Charter with respect to indemnification and advances.

            If the proposed amendment is approved by stockholders, the Fund's directors and officers would continue to have personal liability for damages in suits brought by or on behalf of the Fund in circumstances in which the Maryland General Corporation Law, the Act or Securities Act does not permit their personal liability to be limited, as follows: (a) under the Maryland General Corporation Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or
(ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the Act or the Securities Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the Act or the Securities Act or of any valid rule, regulation or order of the SEC under those Acts, or (ii) protect or purport to protect any director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Fund against them would be limited to equitable remedies such as injunction.

            The proposed amendment would apply only to claims against a director or officer arising out of his role as a director or officer, not to his responsibilities under other laws. It will not limit possible liability to third parties under tort or contract law, and will not apply with respect to events or omissions occurring prior to February 8, 1988, the effective date of the revised Maryland law.

            Under Maryland law, indemnification against judgments, penalties, fines, settlements and expenses may be available to a director unless his act or omission was material to the cause of action, and was committed in bad faith or was the result of active and deliberate dishonesty, or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of a corporation, except where the individual is adjudged liable to the corporation. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. The law also provides that a corporation, in addition to providing insurance, may fund its indemnification obligations with trust funds, letters of credit or surety bonds. Advances of expenses by a corporation in the course of litigation will be permitted (upon the undertaking of the director to repay such sums if indemnification is ultimately denied) without a preliminary determination as to the ultimate entitlement of the director to be indemnified. Officers, employees and agents may be indemnified to the same extent as directors and to such further extent as is consistent with law.

            As discussed above, the SEC's Division of Investment Management is of the view that an indemnification provision in an investment company's articles of incorporation or by-laws would not violate the relevant provisions of the Act if (a) it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of disabling conduct, and (b) it sets forth "reasonable and fair means" for determining whether indemnification shall be made. The Fund's By-Laws currently provide that indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) vote of a majority of a quorum of the directors of the Fund who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act, nor parties to the proceeding ("disinterested non-party directors"), or
(ii) an independent legal counsel in a written opinion. In addition, pursuant to the view of the SEC's Division of Investment Management, the Fund's By-Laws currently provide that the Fund may make advances to a current or former director or officer of the Fund claiming indemnification for payment of the reasonable expenses incurred by him in conjunction with proceedings to which he is a party, provided that, among other things, the person seeking indemnification shall provide to the Fund a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct necessary for indemnification has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the Fund for his undertaking;
(b) the Fund is insured against losses arising by reason of any lawful advance; or (c) a majority of the disinterested non-party directors of the Fund, or independent legal counsel in a written opinion, shall determine that, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification ultimately will be found to be entitled to indemnification.

            It is expected that the Fund's By-Laws will continue to contain these limitation and conditions with respect to indemnification of and payment of advance to current and former directors and officers.

            If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the Securities Act, the Act and disabling conduct by a director or officer) without further action by the Fund's stockholders. The Fund is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability or indemnification of directors or officers of Maryland corporations. The proposed amendment to the Charter would assure directors and officers that its projections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

            Under the new provisions, in certain circumstances, the Fund and its stockholders will lose the right to recover monetary damages from directors and officers who might otherwise have been found liable. In addition, directors and officers may be entitled to more liberal indemnification from the Fund in suits brought by or in the right of the Fund. To the extent that certain claims against directors and officers involving a breach of duty are limited to equitable remedies, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against directors and officers for breach of their duty of care.

            As to the indemnification provisions described above, it is the opinion of the SEC that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and certain others, such indemnification is against public policy and is unenforceable.

            No litigation of the type covered by the proposed amendment is currently pending or threatened against any director or officer of the Fund.

No occasion has arisen in which the Fund was required to pay any amount in indemnification of any director or officer of the Fund. In addition, although the Fund has not experienced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future.

            The Board or Directors believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of the Fund with the reduced threat of personal liability, the proposed amendment is in the best interest of the Fund and its stockholders. Although the current directors of the Fund may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of the Fund and its stockholders.

(E)  VALUATION OF FUND ASSETS

            The Fund's Charter currently provides that the total value of Fund assets be determined for purposes of the Charter on the basis of market value for securities and fair value for all other assets. The Board of Directors believes that this provision is unnecessary in light of similar requirements under the Act and recommends deleting it.

REQUIRED VOTE AND DIRECTORS' RECOMMENDATION

            Approval of this proposal requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. If stockholders of the Fund do not approve the proposed Charter amendment, then the Fund's existing Charter will remain in effect.


           THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
             DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
              APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
                               FUND'S CHARTER

                           ADDITIONAL INFORMATION

            The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser. The Dreyfus Corporation was formed in 1947 and is a wholly-owned subsidiary of Mellon Bank, N.A. As of September 1, 1995, The Dreyfus Corporation managed or administered approximately $80 billion for more than 1.8 million investor accounts nationwide.

            Premier Mutual Fund Services, Inc. (the "Distributor"), with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the Fund's distributor. The Distributor's ultimate parent company is Boston Institutional Group, Inc.

            The following table presents certain information for the Fund regarding the beneficial ownership of its shares as of September 5, 1995 by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.


Name of
Beneficial Owner                    Number of Shares

Rosalind Gersten Jacobs             1,876.353
Paul A. Marks                         183.652
Martin H. Peretz                     3,468.941


                             VOTING INFORMATION

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.
Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.

           In the event that a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn a meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" a proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the meeting.

           As of September 5, 1995, there were no persons known by the Fund to own 5% or more of the Fund's outstanding voting securities.


                                OTHER MATTERS

   The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

   The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Directors, which would be estimated to cost the Fund approximately $10,728.

   Unless otherwise required under the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. As a result, the Fund's stockholders will not consider each year the election of Board members or the appointment of auditors. However, the Fund's Board will call a meeting of its stockholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by stockholders. Under the Act, stockholders of record of not less than two-thirds of the Fund's outstanding shares may remove Board members of the Fund through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's By-Laws, the Board members are required to call a meeting of stockholders for the purpose of voting upon the question of removal of any such Board members when required in writing to do so by the stockholders of record of not less than 10% of the Fund's outstanding shares. Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for a subsequent stockholder meeting should send their written submissions to the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

                     NOTICE TO BANKS, BROKER/DEALERS AND
                     VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the Fund, in care of The Shareholder Services Group,
Inc., a subsidiary of First Data Corporation, Attention: Premier Capital Growth Fund, Inc., P.O. Box 9119, Quincy, Massachusetts 02269-9947, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  October 6, 1995

                                    EXHIBIT A


                 PROPOSED ARTICLES OF AMENDMENT AND RESTATEMENT

            FIRST: The name of the corporation (hereinafter called the "corporation") is Premier Capital Growth Fund, Inc.

      SECOND: The corporation is formed for the following purpose or purposes:


          (a)  to conduct, operate and carry on the
     business of an investment company;

          (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, lend, write options on, exchange, distribute or otherwise dispose of and deal in and with securities of every nature, kind, character, type and form, including without limitation of the generality of the foregoing, all types of stocks, shares, futures contracts, bonds, debentures, notes, bills and other negotiable or non-negotiable instruments, obligations, evidences of interest, certificates of interest, certificates of participation, certificates, interests, evidences of ownership, guarantees, warrants, options or evidences of indebtedness issued or created by or guaranteed as to principal and interest by any state or local government or any agency or instrumentality thereof, by the United States Government or any agency, instrumentality, territory, district or possession thereof, by any foreign government or any agency, instrumentality, territory, district or possession thereof, by any corporation organized under the laws of any state, the United States or any territory or possession thereof or under the laws of any foreign country, bank certificates of deposit, bank time deposits, bankers' acceptances and commercial paper; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the corporation or otherwise; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any said instruments;

          (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation;

          (d)  to issue, sell, repurchase, redeem,
     retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, shares of stock of the corporation, including shares of stock of the corporation in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of stock of the corporation any funds or property of the corporation whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Maryland;

          (e)  to conduct its business, promote its
     purposes and carry on its operations in any and all of its branches and maintain offices both within and without the State of Maryland, in any States of the United States of America, in the District of Columbia and in any other parts of the world; and

          (f)  to do all and everything necessary,
     suitable, convenient, or proper for the conduct, promotion and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the Maryland General Corporation
     Law, and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations incorporated or organized under the Maryland General Corporation Law.

     The foregoing provisions of this Article SECOND shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article SECOND, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.


     THIRD: The post office address of the principal office of the corporation within the State of Maryland, and the name and address of the resident agent of the corporation within the State of Maryland, is The Corpora-tion Trust Incorporated, a Maryland corporation, 32 South
Street, Baltimore, Maryland 21202.


     FOURTH: (1) The total number of shares of stock which the corporation has authority to issue is four hundred million (400,000,000) shares of Common Stock, all of which are of a par value of one dollar ($1.00) each.
One hundred million (100,000,000) of the authorized shares of Common Stock are classified as Class A Common
Stock, one hundred million (100,000,000) of the authorized shares of Common Stock are classified as Class
B Common Stock, one hundred million (100,000,000) of the authorized shares of Common Stock are classified as Class
C Common Stock, and one hundred million (100,000,000) shares of the authorized shares of Common Stock are classified as Class R Common Stock.

     (2) The aggregate par value of all the authorized shares of stock is four hundred million dollars
($400,000,000.00).

     (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the corporation and securities convertible into shares of stock of the corporation.

     (4) The Board of Directors of the corporation is authorized, from time to time, to classify or to re-classify, as the case may be, any unissued shares of stock of the corporation by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of the stock.

     (5) Subject to the power of the Board of Directors to classify and reclassify unissued shares, the shares of each class of stock of the corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

          (a)  (i)  All consideration received by the
     corporation for the issuance or sale of shares together with all income, earnings, profits and proceeds thereof, shall irrevocably belong to such class for all purposes, subject only to the rights of creditors and to the effect of the conversion of shares of any class of stock into another class of stock of the corporation, and are herein referred to as "assets belonging to" such class.

               (ii)  The assets belonging to such class
          shall be charged with the liabilities of the corporation in respect of such class and with such class's share of the general liabilities of the corporation, in the latter case in proportion that the net asset value of such class bears to the net asset value of all classes. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to a class.

              (iii)  Dividends or distributions on shares
          of each class, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

               (iv)  In the event of the liquidation or
          dissolution of the corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to stockholders, the assets belonging to such class and the assets so distributable to the stockholders of such class shall be distributed among such stockholders in proportion to the number of shares of such class held by them.

          (b) A class may be invested with one or more other classes in a common investment portfolio.
     Notwithstanding the provisions of paragraph (5)(a) of this Article FOURTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of paragraph
     (5)(a) of this Article FOURTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

                (i)  The income and expenses of the
          investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors.

               (ii)  As more fully set forth in this
          paragraph (5)(b) of Article FOURTH, the
          liabilities and expenses of the classes
          invested in the same investment portfolio shall be determined separately from those of each other and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the corporation to holders of shares of the corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this paragraph (5) of Article FOURTH or elsewhere in these Articles of Incorporation, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

              (iii)  The dividends and distributions of
          investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the expenses of the corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

          (c) Except as set forth below, on each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each share standing in his name on the books of the corporation irrespective of the class thereof.
     All holders of shares of stock shall vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange
     Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote.

          (d)  The proceeds of the redemption of the
     shares of any class of stock of the corporation may be reduced by the amount of any contingent deferred sales charge or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment
     Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

          (e) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) in accordance with the Investment
     Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the corporation's current registration statement, shares of a particular class of stock of the corporation may be automatically converted into shares of another class of stock of the corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) and reflected in the corporation's current registration statement as aforesaid.

Except as provided above, all provisions of the Articles of Incorporation relating to stock of the corporation shall apply to shares of, and to the holders of, all classes of stock.

     (6)  Notwithstanding any provisions of the Maryland
General Corporation Law requiring a greater proportion than a majority of the votes of stockholders entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

     (7) The presence in person or by proxy of the holders of one-third of the shares of stock of the corporation entitled to vote (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

     (8)  The corporation may issue shares of Common
Stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of Common Stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the corporation.

     (9)  All shares of the Common Stock of the
corporation now or hereafter authorized shall be "subject to redemption" and "redeemable", in the sense used in the general laws of the State of Maryland authorizing the formation of corporations, at the redemption or purchase price for any such shares, determined in the manner set out in these Articles of Incorporation or in any amendment thereto; provided, however, that the corporation shall have the right, at its option, to refuse to redeem the shares of stock at less than the par value thereof. In the absence of any specification as to the purpose for which shares of the Common Stock of the corporation are repurchased by it, all shares so repurchased shall be deemed to be "purchased for retirement" in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of the Common Stock of the corporation shall not be reduced by the number of any shares repurchased by it.

     (10) No holder of any shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class which the corporation proposes to issue, or any rights or options which the corporation proposes to grant for the purchase of shares of any class or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.


     FIFTH: (1) The number of directors of the corporation, until such number shall be increased or decreased pursuant to the by-laws of the corporation, is ten. The number of directors shall never be less than the minimum number prescribed by the Maryland General
Corporation Law.

     (2) The names of the persons who shall act as directors of the corporation until his or her successor or successors are duly chosen and qualify are as follows:

Joseph S. DiMartino        Rosalind Gersten Jacobs
David P. Feldman           Irving Kristol
John M. Fraser, Jr.        Dr. Paul A. Marks
Robert R. Glauber          Dr. Martin Peretz
James F. Henry             Bert W. Wasserman

     (3) The initial by-laws of the corporation shall be adopted by the directors at their organizational meeting or by their informal written action, as the case may be.
Thereafter, the power to make, alter, and repeal the by-laws of the corporation shall be vested in the Board of Directors of the corporation.

     (4) Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the corporation or belonging to, or attributable to any class of shares of the corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges
(whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any investment owned or held by the corporation, as to the market value of any investment or fair value of any other asset of the corporation, as to the number of shares of the corporation outstanding, as to the estimated expense to the corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, as to the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in payment for any such shares, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or shares of the corporation, shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding, evidenced by acceptance of certificates for such shares, that any and all such determinations shall be binding as aforesaid.


     SIXTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for money damages.
This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors and advancement of expenses to directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The board of directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

     (3) No provision of this Article SIXTH shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (4)  References to the Maryland General Corporation
Law in this Article SIXTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SIXTH based on any event, omission or proceeding prior to such amendment.


     SEVENTH: (1) Any holder of shares of stock of the corporation shall be entitled to require the corporation to redeem and the corporation shall be obligated to redeem at the option of such holder all or any part of the shares of the corporation owned by said holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

               (a)  Certificates for shares of stock
     shall be presented for redemption in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose, together with a written request that the corporation redeem all or any part of the shares represented thereby.

               (b)  The redemption price per share shall
     be the net asset value per share determined at such time or times as the Board of Directors of the corporation shall designate in accordance with any provision of the Investment Company Act of 1940, as amended, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange
     Act of 1934.

               (c)  Net asset value per share of a class
     shall be determined by dividing:

               (i)  The total value of the assets
          belonging to such class or, in the case of a class invested in a common investment portfolio with other classes, such class's proportionate share of the total value of the assets belonging to the common investment portfolio, such value determined as provided in Subsec-tion (d) below less, to the extent determined by or pursuant to the direction of the Board of Directors in accordance with generally accepted accounting principles, all debts, obligations and liabilities of such class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, and any reserves or charges for any or all of the foregoing, whether for taxes, expenses, contingencies or otherwise, and the price of capital stock redeemed but not paid for) but excluding such class' liability upon its shares and its surplus, by

               (ii)  The total number of shares of such
          class outstanding.

          The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment
     Company Act of 1940, as amended, or any rule or regulation thereunder.

               (d)  In determining for the purposes of
     these Articles of Incorporation the total value of the assets of the corporation at any time, investments and any other assets of the corporation shall be valued in such manner as may be determined from time to time by the Board of Directors.

               (e)  Payment of the redemption price by
     the corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made, and, except as postponement of the date of payment may be permissible under the Investment Company Act of 1940, and the rules and regulations thereunder.

          The corporation, pursuant to resolution of the Board of Directors, may deduct from the payment made for any shares redeemed a liquidating charge not in excess of one percent (1%) of the redemption price of the shares so redeemed, and the Board of Direc-tors may alter or suspend any such liquidating charge from time to time.

               (f)  Redemption of shares of stock by the
     corporation is conditional upon the corporation having funds or property legally available therefor.


     (2) The corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, less a liquidating charge not to exceed one percent (1%) of such net asset value, if and as fixed by resolution of the Board of Directors of the corporation from time to time, and take all other steps deemed necessary or advisable in connection therewith.

     (3)  The obligations set forth in this Article
SEVENTH may be suspended or postponed as may be permissible under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


     EIGHTH: From time to time any of the provisions of the Charter of the corporation may be amended, altered or repealed, including amendments which alter the contract rights as expressly set forth in the Charter of any class of stock outstanding, and other provisions authorized by the Maryland General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all contracts and rights at any time conferred upon the stockholders of the corporation by its Charter are granted subject to the provisions of this Article and the reservation of the right to amend the Charter herein contained.

                  EXHIBIT B

  EXISTING CHARTER OF PREMIER CAPITAL GROWTH FUND, INC.

     FIRST: (1) The name, including the full given name and the surname, of the incorporator is Daniel C.
Maclean.

     (2) The said incorporator's post office address, including the street and number, if any, including the city or county, and including the state and country, is 200 Park Avenue, New York, New York 10166.

     (3) The said incorporator is at least eighteen years of age.

     (4)  The said incorporator is forming the
corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

     SECOND: The name of the corporation (hereinafter called the "corporation") is Premier Capital Growth Fund,
Inc.

     THIRD: The corporation is formed for the following purpose or purposes:

          (a)  to conduct, operate and carry on the
     business of an investment company.

          (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, purchase on margin, own, hold, pledge, sell, assign, transfer, effect short sales of, exchange, distribute or otherwise dispose of, securities of every nature, kind, character, type and form, including without limitation of the generality of the foregoing, all types of stocks, shares, bounds, debentures, obligations, notes, evidences of interest, evidence of indebtedness, certificates of interest, certificates of participation, certificates of deposit, certificates, interests, evidences of ownership, guarantees, warrants or options, issued or created by any and all corporations, associations, trusts, entities or persons, public or private, whether incorporated, created, established or organized under the laws of the United States of America, any of the States of the United States of America, or any territory or district or colony or possession thereof, or under the laws of any foreign country, and including domestic and foreign government and municipal securities and obligations, bank acceptances, commercial paper and secured call loans; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the corporation or otherwise; and to exercise any and all of the rights, powers and privileges of ownership or interest in respect of any and all such securities of every kind and description, including, without limitation, the right to vote thereon and to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any said rights, powers and privileges in respect of any said securities.

          (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

          (d)  to issue, sell, repurchase, redeem,
     retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, shares of Common Stock of the corporation, including shares of Common Stock of the corporation in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of Common Stock of the corporation any funds or property of the corporation whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Maryland.

          (e)  to conduct its business, promote its
     purposes, and carry on its operations in any and all of its branches and maintain offices both within and without the State of Maryland, in any and all States of the United States of America, in the District of Columbia, and in any or all commonwealths, territories, dependencies, colonies, possessions, agencies, or instrumentalities of the United States of America and of foreign governments.

          (f)  to do all and everything necessary,
     suitable, convenient, or proper for the conduct, promotion, and attainment of any of the business and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such business and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the General Corporation Law of the State of Maryland, and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations incorporated or organized under the General Corporation law of the State of Maryland.

     The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.


     FOURTH: The post office address, including street and number, if any, and the city or county, of the principal office of the corporation within the State of Maryland, is c/o The Corporation Trust Incorporated, a
Maryland corporation, 32 South Street, Baltimore,
Maryland 21202. The words "principal office" as used herein shall have the meaning ascribed to them by the General Corporation Law.

     The name and the post office address, including street and number, if any, and the city or county, of the resident agent of the corporation within the State of Maryland, are c/o The Corporation Trust Incorporated, 32
South Street, Baltimore, Maryland 21202.  The words
"resident agent" as used herein shall have the meaning ascribed to them by the General Corporation Law. The said resident agent is a corporation of the State of Maryland.


     FIFTH: (1) The total number of shares of stock which the corporation has authority to issue is one hundred million (100,000,000) all of which are of a par value of one dollar ($1.00) each and are designated as Common Stock.

     (2) The aggregate par value of all the authorized shares of stock is one hundred million dollars
($100,000,000).

     (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to issue the shares of stock of the corporation.

     (4) The Board of Directors of the corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of stock of the corporation.

     (5)  Notwithstanding any provision of the General
Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of at least a majority of the aggregate number of votes entitled to be cast thereon.

     (6)  The corporation may issue shares of its Common
Stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of Common Stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of this corporation.

     (7)  All shares of the Common Stock of the
corporation now or hereafter authorized shall be "subject to redemption" and "redeemable", in the sense used in the general laws of the State of Maryland authorizing the formation of corporations, at the redemption or purchase price for any such shares, determined in the manner set out in these Articles of Incorporation or in any amendment thereto; provided, however, that the corporation shall have the right, at its option, to refuse to redeem the shares of stock at less than the par value thereof. In the absence of any specification as to the purpose for which shares of the Common Stock of the corporation are repurchased by it, all shares so repurchased shall be deemed to be "purchased for retirement" in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of the Common Stock of the corporation shall not be reduced by the number of any shares repurchased by it.

     (8) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.


     SIXTH: (1) The number of directors of the corporation, until such number shall be increased or decreased pursuant to the by-laws of the corporation, is five. The number of directors shall never less than the number prescribed by the General Corporation Law.

     (2) The names of the persons who shall act as directors of the corporation until the first annual meeting or until their successors are duly chosen and qualify are as follows:

          John M. Fraser, Jr.           Martin Peretz
          James F. Henry                Peter A. Vlachos
          Kenneth J. Oberman
     (3) the initial by-laws of the corporation shall be adopted by the Board of Directors at their organization meeting or by their informal written action, as the case may be. Thereafter, the power to make, alter, and repeal the by-laws of the corporation shall be vested in the Board of Directors of the corporation.

     (4) Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price or closing bid or asked price of any investment owned or held by the corporation, as to the market value of any investment or fair value of any other asset of the corporation, as to the number of shares of the corporation outstanding, as to the estimated expense to the corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, as to the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in payment for any such shares, or as to any other matters relating to the issue, sale, purchase and/or other acquisition or disposition of investments or shares of the corporation, shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding, evidenced by acceptance of certificates for such shares, that any and all such determinations shall be binding as aforesaid.


     SEVENTH: (1) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. The indemnification shall be against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or preceding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (2) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. The indemnification shall be against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation;
except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the corporation has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses which the court shall deem proper.

     (3) Unless otherwise expressly provided in these Articles of Incorporation, to the extent that a director, officer, employee, or agent of a corporation of the State has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (1) or (2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (4)  Any indemnification under subsection (1) or (2)
(unless order by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsection (1) or (2). The determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or (2) if a quorum is not obtainable, or, even if obtainable a quorum or disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders in accordance with the charter and by-laws of the corporation.

     (5) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition thereof if authorized in the specific case by a preliminary determination following one of the procedures set forth in the second sentence of subsection (4) that there is a reasonable basis for a belief that the director, officer, employee or agent met the applicable standard of conduct set forth in subsection (1) or (2), upon receipt of an undertaking by or on behalf of the director, officer, employee or agent reasonably assuring that such amount will be repaid unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this section.

     (6) The indemnification provided by this section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and inure to the benefit of the heirs, executors, and administrators of the person.

     (7) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against the liability under the provisions of this section.

     (8) For the purposes of this section, references to "the corporation" include any constituent corporation
(including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents as well as the resulting or surviving corporation; so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such a constituent corporation if its separate existence had continued.

     (9) Anything herein contained to the contrary notwithstanding, no officer or director of the corporation shall be indemnified for any liability to the registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     EIGHTH: Any holder of shares of Common Stock of the corporation shall be entitled to require the corporation to repurchase and the corporation shall be obligated to repurchase at the option of such holder all or any part of the shares of Common Stock of the corporation owned by said holder, at the repurchase price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

          (a)  Certificates for shares of Common Stock
     shall be presented for repurchase in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose, together with a written request that the corporation repurchase all or any part of the shares represented thereby.

          (b)  The repurchase price per share shall be
     the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, but not later than as at the close of the New York Stock
     Exchange on the Bank business day next succeeding the time of presentation of certificates for shares, or an appropriate request for repurchase where certificates for shares have not been issued, or in accordance with any provision of the Investment
     Company Act of 1940, any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934, as determined by the Board of Directors of the corporation.

          (c)  Net asset value shall be determined by
     dividing:

               (i)  The total value of the assets of the
          corporation determined as provided in Section
          (d) below less, to the extent determined by or
          pursuant to the direction of the Board of
          Directors in accordance with generally accepted
          accounting principles, all debts, obligations
          and liabilities of the corporation (which
          debts, obligations and liabilities shall
          include, without limitation of the generality
          of the foregoing, any and all debts,
          obligations, liabilities, or claims, of any and
          every kind and nature, fixed, accrued,
          unmatured or contingent, including the
          estimated accrued expense of management and
          supervision, and any reserves or charges for
          any or all of the foregoing, whether for taxes,
          expenses, contingencies, or otherwise, and the
          price of capital stock redeemed but not paid
          for) but excluding the corporation's liability
          upon its shares and its surplus, by:

               (ii)  The total number of shares of the
          corporation outstanding. (Shares sold by the corporation whether or not paid for shall be treated as outstanding and shares purchased or redeemed by the corporation whether or not paid for and treasury shares shall be treated as not outstanding, provided, that the Board of Directors may determine whether shares sold or redeemed on the date of computation shall be included.)

               The Board of Directors is empowered, in
          its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company
          Act of 1940 or any rule or regulation
          thereunder, including any rule or regulation made or adopted pursuant to Section 22 of the Investment Company Act of 1940 by the
          Securities and Exchange Commission or any securities association registered under the
          Securities Exchange Act of 1934.

          (d)  In determining for the purposes of this
     Certificate of Incorporation the total value of the assets of the corporation at any time, securities shall be taken at their market value and all other assets at fair value, determined as follows:

                (i)  The market value of each security
          that shall be listed or traded in on the New
          York Stock Exchange or the American Stock
          Exchange shall be determined by the price of the last reported sale of such security, ascertained by any method which may be selected by or under the direction of the Board of Directors, on either of said exchanges on the date as of which such market value is being determined. In case there has been no such sale of such security on such date, then such market value shall be fixed by or pursuant to the authorization of the Board of Directors, but at not less than the last bid price or more than the last asked price, if any, on either of such exchanges for such security on such date, so ascertained.

               (ii)  The market value of each security
          that shall not be listed or traded in on the New York Stock Exchange or the American Stock
          Exchange shall be determined by any quotation or method approved by or pursuant to the direction of the Board of Directors.

               (iii)  Dividends declared but not yet
          received and rights in respect of securities quoted ex-dividend or ex-rights shall be included at the fair value thereof as determined by or pursuant to the direction of the Board of Directors, which may, but need not be, the fair value so determined on the day the particular securities are first quoted ex-dividend or ex-rights.

               (iv)  The fair value of any other assets
          of the corporation (or the value of any of the assets mentioned in paragraphs (i), (ii) or
          (iii) in situations not covered thereby or in the event of the closing of the New York Stock
          Exchange or any other happening determined by the Board of Directors in their discretion to make other methods of valuation advisable) shall be determined in accordance with generally accepted accounting principles in such manner as may be approved from time to time by or pursuant to the direction of the Board of Directors.

                (v)  The net price of capital stock
          subscribed but not paid for shall be deemed to be an asset of the corporation.

          (e)  Payment of the repurchase price by the
     corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in determining the repurchase price. Payment of the repurchase price shall be made on or before the seventh day following the day on which the shares are properly presented for repurchase hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made, and, except as postponement of the date of payment may be permissible under the Investment Company Act of 1940, and the Rules and Regulations thereunder.

          The corporation, pursuant to resolution of the Board of Directors, may deduct from the payment made for any shares repurchased a liquidating charge not in excess of one per cent (1%) of the repurchase price of the shares so repurchased, and the Board of Directors may alter or suspend any such liquidating charge from time to time.

          (f)  The right of any holder of shares of
     Common Stock repurchased by the corporation as provided in this Article EIGHTH to receive dividends or distributions thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the repurchase price of such shares is determined, except the right of such holder to receive (i) the repurchase price of such shares from the corporation in accordance with the provisions hereof, and (ii) any dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.

          (g)  Repurchase of shares of Common Stock by
     the corporation is conditional upon the corporation having funds or property legally available therefor.

          (h)  The corporation, either directly or
     through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, but not later than as at the close of the New York Stock
     Exchange on the Bank business day next succeeding the time when the purchase or contract to purchase is made, and to take all other steps deemed necessary or advisable in connection therewith, less a charge not to exceed one per cent (1%) of such net asset value, if and as fixed by resolution of the Board of Directors of the corporation from time to time.

           (i)  The obligations set forth in this Article
     EIGHTH may be suspended or postponed, (1) for any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the New York
     Stock Exchange is restricted, (2) for any period during which an emergency exists as a result of which (a) the disposal by the corporation of investments owned by it is not reasonably practicable or (b) it is not reasonably practicable for the corporation fairly to determine the value of its net assets, or (3) for such other periods as the Federal Securities and Exchange Commission or any successor governmental authority may by order permit for the protection of security holders of the corporation.


     NINTH: From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed, and other provisions authorized by the General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all contracts and rights at any time conferred upon the stockholders of the corporation by these Articles of Incorporation are granted subject to the provisions of this Article.

     IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act:


Dated:  January 23, 1974



                          /s/ Daniel C. Maclean
                         Daniel C. Maclean, Incorporator

Amended:  February 28, 1978
Amended:  June 16, 1995

PRELIMINARY COPY

                PREMIER CAPITAL GROWTH FUND, INC.

     The undersigned stockholder of Premier Capital Growth Fund, Inc. hereby appoints ___________________ and ________________ and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of Premier Capital Growth Fund, Inc. standing in the name of the undersigned at the close of business on October 6, 1995 at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Wednesday, November 29, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

     Please mark boxes in blue or black ink.

     1.  To approve an Amendment and Restatement of the Fund's
Charter:
          ____             ____              ____
         /___/  FOR       /___/  AGAINST    /___/  ABSTAIN

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                    Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administra-tor, trustee or guardian, please give full title.

                                   Dated:  _________________, 1995

                                             Signature(s)

                                             Signature(s)

Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope